Indemnifications	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Indemnifications
Indemnifications

7.	Indemnifications

In the normal course of business, the Trust enters into contracts with service providers that contain a variety of representations and warranties and which provide general indemnifications. It is not possible to determine the maximum potential exposure or amount under these agreements due to the Trust having no prior claims. Based on experience, the Trust would expect the risk of loss to be remote.

7. Indemnifications

In the normal course of business, the Trust enters into contracts with service providers that contain a variety of representations and warranties and which provide general indemnifications. It is not possible to determine the maximum potential exposure or amount under these agreements due to the Trust having no prior claims. Based on experience, the Trust would expect the risk of loss to be remote.